                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     ------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 30, 1996

CS FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement dated as of September 1, 1996 providing for, inter alia, the issuance of Associates Manufactured Housing Pass-Through Certificates, Series 1996-1)

              Credit Suisse First Boston Mortgage Securities Corp.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                    333-53115                 13-3320910
-----------------------------       --------------          -------------------
(STATE OR OTHER JURISDICTION         (COMMISSION             (I.R.S. EMPLOYER
     OF INCORPORATION)                FILE NUMBER)           IDENTIFICATION NO.)

 11 Madison Avenue, New York, New York                             10010
--------------------------------------------------          --------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

                                 (212) 325-2000
--------------------------------------------------------------------------------
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                 Not Applicable
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                         Exhibit Index Located on Page 2




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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)    Not applicable

         (b)    Not applicable

         (c) Exhibits:

         20.1 CS First Boston Mortgage Securities Corp., Associates Manufactured Housing Pass-Through Certificates, Series 1996-1, Statement to Certificateholders dated September 1996

         20.2 CS First Boston Mortgage Securities Corp., Associates Manufactured Housing Pass-Through Certificates, Series 1996-1, Statement to Certificateholders dated October 1996

         20.3 CS First Boston Mortgage Securities Corp., Associates Manufactured Housing Pass-Through Certificates, Series 1996-1, Statement to Certificateholders dated November 1996

         20.4 CS First Boston Mortgage Securities Corp., Associates Manufactured Housing Pass-Through Certificates, Series 1996-1, Statement to Certificateholders dated December 1996

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      CS FIRST BOSTON MORTGAGE SECURITIES CORP.,
                                           Registrant


                                      By:   /s/ William S. Pitofsky
                                           -----------------------------------
                                      Name:  William S. Pitofsky
                                      Title: Attorney-in-fact


Date: June 17, 1999
                                            3